                                                                  EXHIBIT 10.2.2
                              PARTNERSHIP AGREEMENT

                 PARTNERSHIP AGREEMENT, dated as of December 22, 1988, between STAR PUBLISHING COMPANY ("STAR"), an Arizona corporation, and CITIZEN PUBLISHING COMPANY ("CITIZEN"), an Arizona corporation.

        1.      FORMATION OF PARTNERSHIP.

                1. 1 Partners. STAR and CITIZEN (individually, a "Partner" and collectively, the "Partners") hereby form a general partnership under the laws of the State of Arizona (the "Partnership") for the purposes and on the terms set forth herein.

                1.2 Name and Principal Office. The name of the Partnership shall be "TNI PARTNERS", or such other name as shall be mutually agreeable to the Partners. The Partnership shall do business under the name "TNI PARTNERS" and its principal office shall be located at 4850 South Park Avenue, Tucson, Arizona 85726, or such other place as the Partners shall designate from time to time.

                1.3 Purpose of Partnership. The purpose of the Partnership shall be (i) to be the Agency (as that term is defined in that certain Amended and Restated Joint Operating Agreement, dated the date hereof, between STAR and CITIZEN (the "Agency Agreement")) and to conduct all the activities, have all of the rights and powers, and perform all of the duties and obligations, of the Agency set forth in the Agency Agreement, and (ii) to do any act and thing and to enter into any contract incidental to, or necessary, proper or advisable for, the accomplishment of such purposes, to the extent permitted by law.

                1.4 Commencement; Term. The Partnership shall commence on the date hereof and continue for a term ending at the close of business on June 1, 2015, and may be renewed and extended for subsequent periods of twenty-five (25) years each at the option of either STAR or CITIZEN. Unless two years' written notice is given by both STAR and CITIZEN that they desire to end this Partnership or any renewal hereof, this Partnership shall continue in force for subsequent periods of twenty-five (25) years each. Only by mutual written consent shall this Partnership Agreement or any renewal hereof be terminated.

        2.      PARTNERSHIP INTERESTS, CONTRIBUTIONS AND DISTRIBUTIONS.

                2.1 Partnership Interests. Except as otherwise expressly provided herein or in the Agency Agreement, the

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respective interests of the Partners in the assets, liabilities, profits and losses of the Partnership ("Partnership Interest") shall be as follows:

                          STAR:                    50%
                          CITIZEN:                 50%

Each Partner shall have at all times an interest as a tenant in partnership in the assets and properties of the Partnership equal to its Partnership Interest and neither Partner shall have any separate right, title or interest in or to any asset or property of the Partnership.

                2.2      Capital Accounts and Contributions.

                         (a) The initial capital account of each Partner shall be the amount determined in accordance with Section 1.4 of the Agency Agreement. Subsequently, each Partner's capital account shall be (i) increased by (x) the amount of any net income of the Partnership allocable to such Partner pursuant to Section
                3.2 of the Agency Agreement and (y) the amount of any cash plus the fair market value of any non-cash assets subsequently contributed by such Partner to the Partnership, and (ii) decreased by (a) the amount of any net loss of the Partnership allocable to such Partner pursuant to Section 3.2 of the Agency Agreement and (b) the amount of any cash and the fair market value of any non-cash assets distributed by the Partnership to such Partner.

                         (b) Each Partner shall make one or more capital contributions to the Partnership in such amounts, and upon such terms and conditions, as are provided in the Agency Agreement. No interest shall be paid by the Partnership on any capital contributed to the Partnership unless the Partners otherwise agree.

                2.3 Distributions of Cash and Allocations of Taxable Income or Loss.

                         (a) Cash shall be distributed to each Partner at such times and in such amounts as is provided in Section 3.1 of the Agency Agreement.

                         (b) Net income and net loss shall be allocated to the Partners in the amounts specified in Section 3.2 of the Agency Agreement.


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                                       - 3 -

                         (c) For income tax purposes, taxable income and loss and allocations thereof to each Partner will be determined in accordance with Section 3.2 of the Agency Agreement.

                 2.4 Expenses Incurred Prior to the Formation of the Partnership. No expense or obligation incurred for services performed or products supplied by either Partner prior to the formation of the Partnership shall be considered to be a contribution or loan to, or made on behalf of, the Partnership, unless otherwise provided in the Agency Agreement or by agreement of the Partners.

                 2.5 Distribution to Partners; Funding of Losses. Cash and other property shall be distributed by or withdrawn from the Partnership, and losses of the Partnership shall be funded, on the terms and conditions (and pursuant to the procedures) set forth in the Agency Agreement.

        3.      MANAGEMENT OF THE PARTNERSHIP.

                3.1 Board of Directors. There is hereby established a Board of Directors of the Partnership consisting of six members, or such even number of Directors as the Partners may from time to time agree upon, to have and exercise final authority, except as otherwise provided herein or in the Agency Agreement, with respect to the affairs of the Partnership specified in this Agreement. The initial members of the Board of Directors shall be appointed by the Partners on or prior to December 26, 1988, and shall consist of three members appointed by STAR and three members appointed by CITIZEN. Each member shall hold office until he shall die, resign or be removed (with or without cause or notice) by the Partner that he represents, whereupon such Partner shall appoint such member's successor to the Board of Directors. Each member shall have one vote.

                3.2      Meetings and Action of the Board of Directors.

        (a) The initial meeting of the Board of Directors shall take place at such time and place as the Partners shall agree. The Board of Directors may establish meeting dates and requisite notice requirements, adopt rules of procedure it deems consistent herewith, and may meet by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.

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        (b)  Any member of the Board of Directors may call a meeting. Unless waived, at least five business days' notice of a meeting is required. Notice to a director shall be given to the Partner whom the director represents, and shall be given in the manner described in Section 6.1 of the Agency Agreement. If proper notice of a meeting is given to all directors or waived, the presence at any meeting, in person or by proxy, of both (i) a majority of the total authorized number of directors and (ii) a majority of directors who were appointed by STAR and a majority of directors who were appointed by CITIZEN, shall constitute a quorum for the taking of any action, subject to Section 3.3 hereof. Any member may, in writing, appoint a proxy to act on his behalf and vote in his stead at any meeting. Subject to Section 3.2(c) below, the Board of Directors shall act on all matters by an affirmative vote of both (i) a majority of directors present at any meeting in person or by proxy, and (ii) a majority of directors who were appointed by STAR and a majority of directors who were appointed by CITIZEN.

             (c) Any action required or permitted to be taken by the Board of Directors may be taken without notice and without a meeting if a majority of the total authorized number of directors, including at least a majority of directors who were appointed by CITIZEN and at least a majority of directors who were appointed by STAR, consent in writing to the adoption of a resolution authorizing the action.

             3.3  Actions By Partners.

             (a) The Board of Directors shall have no power, without action by the Partners themselves, (i) to amend this Agreement; (ii) to act other than in accordance with the purposes of the Partnership as. set forth in Section 1.3 hereof; to admit a new partner; (iv) to merge or consolidate the Partnership with any other entity; or (v) to dissolve the Partnership.

             (b) No partner shall, except as authorized by the provisions hereof, take any action or assume any obligations or liabilities on behalf of the Partnership.

             (c) Nothing in this Agreement or the Agency Agreement shall in any way restrict, prohibit or impair the right of each Partner to sell or otherwise license its own news, editorial and feature content to wire services or otherwise (for the account of the Partnership) as it deems in its best interest.


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             (d) Any fiduciary or other duty that either Partner (or any
Affiliate thereof) may owe to the other with respect to any of its businesses or operations that are allegedly in competition with those of the Agency shall be determined as if the legal relationship between the Partners were that which existed under the Previous Operating Agreement, and without regard to any subsequent agreement between the parties other than the express contractual provisions under this Agreement or the Agency Agreement. For purposes of this
Section 3.3(d), "Previous Operating Agreement" means that certain Operating Agreement dated March 28, 1940, as amended by agreements dated June 15, 1953 and October 14, 1970.

             3 .4 President and Other Officers. The Agency shall have a President and such other officers as the Board of Directors may from time to time determine. Officers shall serve for a one-year term unless they earlier die, resign or are removed. Any officer may be removed by the Board of Directors with or without cause or notice. Subject to the Agency Agreement, this Agreement and the determinations of the Board of Directors, the President shall have full day-to-day operating authority, control and management of, the business and affairs of the Agency, and any other officers of the Agency shall have such authority as is from time to time determined by the Board of Directors.

        The President and such other officers shall act in accordance with the decisions of the Board of Directors and shall have no authority to take any action requiring prior Board of Directors approval without first obtaining the approval of the Board of Directors.

             3.5   Indemnification.

        (a) The Partnership shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether brought by a Partner or Affiliate of a Partner or any other person, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any member of the Board of Directors or officer of the Partnership served in any capacity at the request of the Partnership, by reason of the fact that he, his testator or intestate, is or was a member of the Board of Directors or an officer of the Partnership, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and


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necessarily incurred as a result of such action or proceeding, or any appeal therein, if such member of the Board of Directors or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Partnership and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

        (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such member of the Board of Directors or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Partnership or that he had reasonable cause to believe that his conduct was unlawful.

        (c) For the purpose of this Section 3.5, the Partnership shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Partnership also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be a purpose which is not opposed to the best interests of the Partnership.

        (d) Indemnification under this Section 3.5 shall be made by the Partnership in any specific case only:

             (i) if the beneficiary thereof shall have prevailed in an action or proceeding brought against him or shall have been found to have acted in compliance with the applicable standard of conduct set forth in this
                      Section 3.5; or

             (ii) by the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set


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                                      - 7 -

                         forth in this Section 3.5 has been met by such member or officer.

        (e) The Partnership shall have the power, but shall not be obligated, to purchase and maintain insurance:

              (i) to indemnify the Partnership for any obligation which it incurs as a result of the indemnification of the Board of Directors and officers under the provisions of this Section 3.5;

             (ii) to indemnify such members and officers in instances in which they may be indemnified by the Partnership under the provisions of this Section 3.5; and

            (iii) to indemnify such members and officers in instances in which they may not otherwise be indemnified by the Partnership under the provision of this Section 3.5.

        4.      TRANSFER OF PARTNERSHIP INTERESTS.

                4.1      Prohibited Transfers. Except as expressly permitted by
 Section 4.2 hereof, neither Partner may transfer any of its right, title or interest in or to its Partnership Interest, in whole or in part. No attempted transfer of any Partnership Interest in violation of any provision of this Agreement or of the Agency Agreement shall be effective to pass any right, title or interest therein, but shall instead be null, void and of no effect.

                4.2 Transfer to Affiliate. Subject to Section 4.3 hereof, a Partner (the "Transferor Partner") may transfer its entire Partnership Interest to any Affiliate of the Transferor Partner or to another transferee in accordance with the express provisions of Section 5.5 of the Agency Agreement. As used in this Agreement, an "Affiliate" of a party is any corporation or entity that directly or indirectly wholly owns such party, is directly or indirectly wholly-owned by such party, or is directly or indirectly wholly-owned by any other Affiliate of such party.

                4.3      Conditions to Transfer. Any transfer made under
Section 4.2 hereof is subject to satisfaction of the following  conditions:

                        (a) the transferee shall be admitted as a Partner of the Partnership and the Partners shall cause this Agreement to be amended accordingly;


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                       (b)  the transferee shall in writing assume and agree
                to perform all of its duties and obligations as a Partner under this Agreement and under the Agency Agreement; and

                       (c) the Transferor Partner (and any Affiliate that directly or indirectly wholly owns the Transferor Partner) shall agree fully to indemnify on an after tax basis the other Partner against any adverse tax consequences to the other Partner that may result from any termination of the Partnership for tax purposes on account of such transfer.

        5.      DISS0LUTION AND TERMINATION OF THE PARTNERSHIP.

                5.1 Dissolution of Partnership. The Partnership shall continue until dissolved as herein provided. Except as provided in Section 4.2 hereof or in Section 5.2 of the Agency Agreement, no Partner shall cause the Partnership to be dissolved without the prior written consent of the other Partner. Upon dissolution of the Partnership, the provisions of Section 5.2, 5.3 and 5.4 of the Agency Agreement shall apply, as the case may be.

        6.      MISCELLANEOUS.

                6.1 Amendments and Waivers. This Agreement may not be amended, modified, terminated, rescinded, or cancelled, except by a writing signed by both of the Partners. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a writing signed by the Partner against which such waiver is to be asserted.

                6.2 Specific Performance. In addition to any other remedies the Partners may have, each Partner shall have the right to enforce the provisions of this Agreement through injunctive relief or by a decree or decrees of specific performance.

                6.3 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and be enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and


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adversely frustrate the Partners' essential purposes and intent as expressed herein and in the Agency Agreement.

                6.4 No Waiver. No delay on the part of any Partner in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Partner of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                6.5 Headings. The section headings herein are intended only for convenience and do no constitute a part of this Agreement and shall not be considered in the interpretation of this Agreement or any of its provisions.

                6.6 Variation of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity or identities of the antecedent person or persons may require.

                6.7 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement, and any party hereto may execute this Agreement by signing one or more counterparts hereof. This Agreement shall become effective when counterparts hereof duly executed by each Partner have been delivered to each Partner.

                6.8 Binding Effect; No Third-Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the Partners and their respective permitted successors and assigns. Nothing in the Agreement, expressed or implied, shall give to anyone other than the Partners and their respective permitted successors and assigns and the Partnership any benefit, or any legal or equitable right, remedy or claim, under or in respect of this Agreement.

                6.9 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Arizona, without giving effect to conflict of laws principles.

                6.10 Priority of Interpretation. If any provision of this Agreement conflicts with any provision in the Agency Agreement, the provision in the Agency Agreement shall control.

                6.11 Notices. Each notice or other communication given pursuant to this Agreement shall be given as provided in Section 6.1 of the Agency Agreement.


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                 IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first above written.

                           STAR PUBLISHING COMPANY



                           By: Nicholas G. Penniman IV
                               ---------------------------------------------

                               Name:   Nicholas G. Penniman IV
                               Title:  Senior Vice President


                           CITIZEN PUBLISHING COMPANY


                           By: Gary L. Watson
                               ---------------------------------------------

                               Name:  Gary L. Watson
                               Title: Vice President

                                                                      EXHIBIT B

                            LICENSE AGREEMENT (Star)

                 THIS LICENSE AGREEMENT (the "License Agreement") is made as of the 26th day of December, 1988, by and between STAR PUBLISHING COMPANY, an Arizona corporation ("Licensor") and TNI PARTNERS, an Arizona partnership ("Licensee").

                 WHEREAS, Licensor and CITIZEN PUBLISHING COMPANY, an Arizona corporation, have entered into an Amended and Restated Joint Operating Agreement dated as of December 22, 1988 (the "Contract"), and have formed the Licensee under a Partnership Agreement (the "Partnership Agreement"), for the purpose of establishing a joint operating arrangement to publish The Arizona Daily Star, owned by Licensor, and the Tucson Citizen owned by Citizen Publishing Company, all on the terms set forth in the Contract; and

                 WHEREAS, the Contract provides that Licensor shall grant to Licensee a license as hereinafter provided;

                 NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

                 1. Grant of License. Licensor hereby grants Licensee a royalty-free license and right (which license and right shall be exclusive against all persons and entities, except for Licensor and its Affiliates, as that term is defined in the Partnership Agreement, subject to the provisions of
Section 3 herein) to use (i) the whole or any part of the name, title, and masthead of The Arizona Daily Star and all intangible rights and privileges of whatever kind belonging to or incidental thereto, including any and all copyrights and trademarks relating thereto and any and all copyrights, and the right to renew the same, on issues of The Arizona Daily Star published before, on or after the date hereof, and the right to reprint all or any part thereof (collectively the "Names"); (ii) all lists relating to subscriptions, bulk sales, circulation, dealers and sub-dealers of The Arizona Daily Star, together with all records and other lists relating to or concerning the following: routes, daily draws by editions, distribution, delivery, sales, subscriptions and returns of The Arizona Daily Star in any territory, all lists of dealers and agencies served by all distribution methods in the City of Tucson, its metropolitan areas and in all cities and towns served by The Arizona Daily Star, including a list of dealer and agency deposits, if any; and (iii) lists of all advertisers and advertising contracts relating to The Arizona Daily Star and related advertiser information, including dates of contracts, names and addresses of advertisers, space contracted for, frequency of insertions, rates per line, expiration dates and any special conditions, records requirements or publication orders with advertisers with the dates thereof, and any special agreements or commitments with advertisers, as well as lists of all insertion orders (the items in clauses (ii) and (iii) are collectively referred to as the "Intangibles")

                 2. Term. The term of this License shall remain in effect for so long as and only for so long as the Contract remains in effect.

                 3. Use by Licensor. Licensor shall maintain quality control of the manner in which the Names are used by Licensee, all as provided in the Contract. Neither Licensor, Pulitzer Publishing Company nor any of their respective Affiliates shall use any of the Names or the Intangibles in connection with the printing or distribution of a daily newspaper, the dissemination of news or editorial information, or the sale or dissemination of advertising, in each case in the Tucson, Arizona metropolitan area, or otherwise in competition with the activities of the Licensee contemplated or permitted by the Contract. Notwithstanding the foregoing, Licensor, Pulitzer Publishing Company, and their respective Affiliates may engage in those activities described in the last sentence of Section 3.3(c) of the Partnership Agreement.

                 4. Default. If, for a period of six consecutive months, Licensee uses neither the Names nor the Intangibles, or if Licensee becomes insolvent, or if Licensee initiates proceedings in any court under any bankruptcy, reorganization or similar law or for the appointment of a trustee or receiver of Licensee's property, or if Licensee is adjudicated a bankrupt or debtor under any bankruptcy, reorganization or similar law, or if there shall be a default in the performance of any agreement herein contained on the part of Licensee and such default remains uncured for more than 180 days after written notice of such default is given by Licensor, this License Agreement (if Licensor so elects by written notice to Licensee) shall thereupon become null and void, and Licensee shall have no further right to use of the Names or the Intangibles.

                 5. Assignment. Licensee shall not, without Licensor's prior written consent, which consent shall not be unreasonably withheld, assign, directly or indirectly, its rights hereunder, except that no such consent shall be required if such assignment is made pursuant to Section 5.3 of the Contract.

                 6. Indemnification. Licensor agrees to indemnify and hold Licensee and its officers, agents and employees harmless from and against any and all claims, actions, liabilities, losses, damages, costs and expenses including reasonable attorneys' fees, arising out of any claim that Licensor did not have the right and power to enter into and perform this License Agreement and to license the Names and the Intangibles to Licensee as provided in this License Agreement without infringing the rights of any third party. Licensor shall have the right to defend any such claim or action at Licensor's own expense with counsel of its selection, in which event Licensee shall have the right at its expense to participate in such defense with counsel of its own selection. Licensee shall notify Licensor promptly of any adverse use or infringement of the use of the Names by any third parties and assist Licensor in all reasonable ways in the protection thereof. Subject to the first sentence of this Section 6, Licensor shall not be liable to Licensee for any loss or liability suffered by Licensee by reason of Licensee's use of the Names or the Intangibles or by reason of any infringement thereof by any third parties unless caused by Licensor.

                 7. Waivers. No assent, express or implied, by either party hereto, to any breach of any of the other party's covenants or agreements shall be deemed or taken to be a waiver of any succeeding breach of the same covenant or agreement.

                 8. Notices. Each notice or other communication given hereunder shall be deemed to have been duly given when hand delivered or five days after being deposited in the U.S. mail, certified, postage prepaid, return receipt requested, addressed as follows (or to such other address as may be given by either party hereto to the other party:

                 Licensor:

                          Star Publishing Company
                          4850 South Park Avenue
                          Tucson, Arizona 85726
                          Attention: Vice President
                                   and Business Manager

                          With a copy to:

                          Pulitzer Publishing Company
                          900 North Tucker Boulevard
                          St. Louis, Missouri 63102
                          Attention: Senior Vice President - Newspaper
                                        Operations

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                                      - 4 -

                 Licensee:

                          TNI Partners
                          4850 South Park Avenue
                          Tucson, Arizona 85726
                          Attention: Vice President
                               and Business Manager

                          With copies to:

                          Citizen Publishing Company
                          4850 South Park Avenue
                          Tucson, Arizona 85726
                          Attention: Publisher

                          Pulitzer Publishing Company
                          900 North Tucker Boulevard
                          St. Louis, Missouri 63101
                          Attention: Senior Vice President - Newspaper
                                                   Operations

                          Gannett Co., Inc.
                          1100 Wilson Boulevard
                          Arlington, Virginia 22206
                          Attention: Chief Financial Officer

                 9. Law Governing. This License Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of Arizona, without giving effect to conflicts of laws principles.

                 10. Counterparts. This License Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement, and any party hereto may execute this License Agreement by signing one or more counterparts hereof.

                 IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the day and year first above written.

                                        STAR PUBLISHING COMPANY

                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

                              TNI PARTNERS

                              By: Citizen Publishing Company,
                                    General Partner

                              By:
                                  --------------------------------------------

                              Title:
                                     -----------------------------------------

                              By: Star Publishing Company,
                                   General Partner

                              By:
                                  --------------------------------------------

                              Title:
                                     -----------------------------------------

                                                                      EXHIBIT C

                           LICENSE AGREEMENT (Citizen)

                 THIS LICENSE AGREEMENT (the "License Agreement") is made as of the 26th day of December, 1988, by and between CITIZEN PUBLISHING COMPANY, an Arizona corporation ("Licensor") and TNI PARTNERS, an Arizona partnership ("Licensee").

                 WHEREAS, Licensor and STAR PUBLISHING COMPANY, an Arizona corporation ("STAR"), have entered into an Amended and Restated Joint Operating Agreement dated as of December 22, 1988 (the "Contract"), and have formed the Licensee under a Partnership Agreement (the "Partnership Agreement"), for the purpose of establishing a joint operating arrangement to publish The Arizona Daily Star, owned by Star Publishing Company and the Tucson Citizen owned by Licensor, all on the terms set forth in the Contract; and

                 WHEREAS, the Contract provides that Licensor shall grant to Licensee a license as hereinafter provided;

                 NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

                 1. Grant of License. Licensor hereby grants Licensee a royalty-free license and right (which license A right shall be exclusive against all persons and entities, except for Licensor and its Affiliates, as that term is defined in the Partnership Agreement, subject to the provisions of Section 3 herein) to use (i) the whole or any part of the name, title, and masthead of the Tucson Citizen and all intangible rights and privileges of whatever kind belonging to or incidental thereto, including any and all copyrights and trademarks relating thereto and any and all copyrights, and the right to renew the same, on issues of the Tucson Citizen published before, on or after the date hereof, and the right to reprint all or any part thereof (collectively the "Names"); (ii) all lists relating to subscriptions, bulk sales, circulation, dealers and sub-dealers of the Tucson Citizen, together with all records and other lists relating to or concerning the following: routes, daily draws by editions, distribution, delivery, sales, subscriptions and returns of the Tucson Citizen in any territory, all lists of dealers and agencies served by all distribution methods in the City of Tucson, its metropolitan areas and in all cities and towns served by the Tucson Citizen, including a list of dealer and agency deposits, if any; and (iii) lists of all advertisers and advertising contracts relating to the Tucson Citizen and related advertiser information, including dates of contracts, names and addresses of advertisers, space contracted for, frequency of insertions, rates per line expiration dates and any special conditions, records requirements or publication orders with advertisers with the dates thereof, and any special agreements or commitments with advertisers, as well as lists of all insertion orders (the items in clauses (ii) and (iii) are collectively referred to as the "Intangibles").

                 2. Term. The term of this License shall remain in effect for so long as and only for so long as the Contract remains in effect.

                 3. Use by Licensor Licensor shall maintain quality control of the manner in which the Names are used by Licensee. all as provided in the Contract. Neither Licensor, Gannett Co., Inc. nor any of their respective Affiliates shall use any of the Names or the Intangibles in connection with the printing or distribution of a daily newspaper, the dissemination of news or editorial information, or the sale or dissemination of advertising, in each case in the Tucson, Arizona metropolitan area, or otherwise in competition with the activities of the Licensee see contemplated or permitted by the Contract. Notwithstanding the foregoing, Licensor, Gannett Co. Inc., and their respective Affiliates may engage in those activities described in the last sentence of
Section 3.3(c) of the Partnership Agreement.

                 4. Default. If, for a period of six consecutive months, Licensee uses neither the Names nor the Intangibles, or if Licensee becomes insolvent, or if Licensee see initiates proceedings in any court under any bankruptcy, reorganization or similar law or for the appointment of a trustee or receiver of Licensee's property, or if Licensee is adjudicated a bankrupt or debtor under any bankruptcy, reorganization or similar law, or if there shall be a default in the performance of any agreement herein contained on the part of Licensee and such default remains uncured for more than 180 days after written notice of such default is given by Licensor, this License Agreement (if Licensor so elects by written notice to Licensee) shall thereupon become null and void and Licensee shall have no further right to use of the Names or the Intangibles.

                 5. Assignment Licensee shall not, without Licensor's prior written consent, which consent shall not be unreasonably withhold, assign, directly or indirectly, its rights hereunder, except that no such consent shall be required if such assignment is made pursuant to Section 5.3 of the Contract.

                 6. Indemnification. Licensor agrees to indemnify and hold Licensee and its officers, agents and employees harmless from and against any and all claims, actions, liabilities, losses, damages, costs and expenses including reasonable attorneys' fees, arising out of any claim that Licensor did not have the right and power to enter into and perform this License Agreement and to license the Names and the Intangibles to Licensee as provided in this License Agreement without infringing the rights of any third party. Licensor shall have the right to defend any such claim or action at Licensor's own expense with counsel of its selection, in which event Licensee shall have. the right at its expense to participate in such defense with counsel of its own selection. Licensee shall notify Licensor promptly of any adverse use or infringement of the use of the Names by any third parties and assist Licensor in all reasonable ways in the protection thereof. Subject to the first sentence of this Section 6, Licensor shall not be liable to Licensee for any loss or liability suffered by Licensee by reason of Licensee's use of the Names or the Intangibles or by reason of any infringement thereof by any third parties unless caused by Licensor.

                 7. Waivers. No assent, express or implied, by either party hereto, to any breach of any of the other party's covenants or agreements shall be deemed or taken to be a waiver of any succeeding breach of the same covenant or agreement.

                 8. Notices. Each notice or other communication given hereunder shall be deemed to have been duly given when hand delivered or five days after being deposited in the U.S. mail, certified, postage prepaid, return receipt requested, addressed as follows (or to such other address as may be given by either party hereto to the other party:

                 Licensor:

                     Citizen Publishing Company
                     4850 South Park Avenue
                     Tucson, Arizona 85726
                     Attention: Publisher

                     With a copy to:

                     Gannett Co., Inc.
                     1100 Wilson Boulevard
                     Arlington, Virginia 22206
                     Attention: Chief Financial Officer

                 Licensee:

                     TNI Partners
                     4850 South Park Avenue
                     Tucson, Arizona 85726
                     Attention: President

                     With copies to:

                     Star Publishing Company
                     4850 South Park Avenue
                     Tucson, Arizona 85726
                     Attention: Vice President
                           and Business Manager

                     Pulitzer Publishing Company
                     900 North Tucker Boulevard
                     St. Louis, Missouri 63101
                     Attention: Senior Vice President-Newspaper
                                  Operations

                     Gannett Co., Inc
                     1100 Wilson Boulevard
                     Arlington, Virginia 22206
                     Attention: Chief Financial Officer

                  9. Law Governing. This License Agreement shall be governed by, construed, and enforced in accordance with the internal laws of the State of Arizona, without giving effect to conflict of laws principles.

                  10. Counterparts. This License Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement, and any party hereto may execute this License Agreement by signing one or more counterparts hereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the day and year first above written.

                                          CITIZEN PUBLISHING COMPANY

                                          By:
                                             -----------------------------


                                          Title:
                                                --------------------------

                                          TNI PARTNERS

                                          By: Citizen Publishing Company,
                                                General Partner

                                          By:
                                             -----------------------------

                                          Title:
                                                --------------------------
                                          By: Star Publishing Company,
                                                General Partner

                                          By:
                                             -----------------------------

                                          Title:
                                                --------------------------